Investment in Securities (Summary of Investment in Securities) (Detail) - JPY (¥) ¥ in Millions		Dec. 31, 2020	Mar. 31, 2020
Investments, Debt and Equity Securities [Abstract]
Equity securities	[1]	¥ 537,485	¥ 492,902
Trading debt securities		2,748	7,431
Available-for-sale debt securities		1,893,060	1,631,185
Held-to-maturity debt securities		113,403	113,805
Total		¥ 2,546,696	¥ 2,245,323

[1]	The amount of assets under management of variable annuity and variable life insurance contracts included in equity securities were ¥254,853 million and ¥269,056 million as of March 31, 2020 and December 31, 2020, respectively. The amount of investment funds that are accounted for under the equity method included in equity securities were ¥70,129 million and ¥81,347 million as of March 31, 2020 and December 31, 2020, respectively. The amount of investment funds elected for the fair value option included in equity securities were ¥6,326 million and ¥4,471 million as of March 31, 2020 and December 31, 2020, respectively.